EXHIBIT 24

                               POWER OF ATTORNEY

     Each Director of Public Service Electric and Gas Company whose signature appears below hereby appoints Robert C. Murray and James T. Foran, the agents for service named in this Registration Statement, as attorneys-in-fact, to execute in the name of each such person and to file with the Securities and Exchange Commission this Registration Statement and any and all amendments, including post-effective amendments to this Registration Statement.


                      SIGNATURE                                         TITLE                       DATE
------------------------------------------------------  -------------------------------------   -------------

                 /s/E. JAMES FERLAND                    Chairman of the Board and Chief         May 20, 1997
                 -------------------                    Executive Officer and Director
                   E. JAMES FERLAND                     (Principal Executive Officer)


                 /s/ROBERT C. MURRAY                    Senior Vice President and Chief         May 20, 1997
                 -------------------                      Financial Officer (Principal
                   ROBERT C. MURRAY                       Financial Officer)


                 /s/PATRICIA A. RADO                    Vice President and Controller           May 20, 1997
                 -------------------                    (Principal Accounting Officer)
                   PATRICIA A. RADO

                 /s/LAWRENCE R. CODEY                   Director                                May 20, 1997
                 --------------------
                  LAWRENCE R. CODEY

               /s/RAYMOND V. GILMARTIN                  Director                                May 20, 1997
               -----------------------
                 RAYMOND V. GILMARTIN

                   /s/IRWIN LERNER                      Director                                May 20, 1997
                   ---------------
                     IRWIN LERNER

                 /s/FORREST J. REMICK                   Director                                May 20, 1997
                 --------------------
                  FORREST J. REMICK

                /s/ CONRAD K. HARPER                    Director                                May 20, 1997
                --------------------
                   CONRAD K. HARPER
